UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 01, 2004 (December 01, 2004)

SPECTRX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy Norcross, Georgia (Address of principal executive offices)	30071 (Zip Code)

Registrants' telephone number, including area code:     (770) 242-8723

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SIGNATURES

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective December 1, 2004 the SpectRx, Inc. Board of Directors has appointed Mark A. Samuels to the position of Chief Financial Officer as an interim replacement for Thomas H. Muller, who retired effective November 30, 2004. Mr. Samuels will serve as interim Chief Financial Officer and continue his duties as Chief Executive Officer of SpectRx, Inc. Mr. Samuels, 47, has been working as the Chief Executive Officer of SpectRx, Inc. since its inception and previously held the position of Chief Financial Officer from February 1993 to November 1996.

In conjunction with this change, Siraj N. Noorani was appointed as the company's Chief Accounting Officer effective December 1, 2004.  Mr. Noorani, 31, has worked in various financial positions at SpectRx, Inc. since August of 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRX, INC.

/s/ MARK A. SAMUELS
	By:	Mark A. Samuels
Chief Executive Officer and Chief Financial Officer

Date: December 1, 2004.